Exhibit 4.7.8 - Appendix 4 URS Clarification

URS DEVIATION FORM

Project Name	Storage and Distribution System of Compressed Air and Process Gas
URS Document: User Requirements on the Storage and Distribution System of Purifyed Water
URS Document: User Requirements on the Distribution System of Purified Steam
URS Document: User Requirements on the Storage and Distribution System of Water for Injection
Tenderer	Shanghai Macroprocess Co., Ltd

Document No.	Name	Requirements	Compliance	Non-compliance	Remark and Deviation Description
URS Document:User Requirements on the Storage and Distribution System of Purifyed Water
2	Scope of Supply of Party B
		The goods and works supplied by Party B shall be completely in accordance with the user requirements and appendices as well as related standards and specifications.	Y

The scope of supply of Party B shall include the materials, auxiliary spare parts, auxiliary equipments, and all necessary materials and spare parts required to guarantee good performance of the whole project in accordace with this user requirement description.
Y
Scope of supply is as follows:

→  Supply and installation construction (including installation, welding connection, welding seam detection and treatment, pressurizing, degrease, acid cleaning and passivation, etc) of all installation materials (including pipeline, pipe fittings, water pump, storage tank, heat exchanger, valve, support, thermal insulation of pipeline and related auxiliary fittings, etc) used for the purified water storage and distribution system in this project.
Y
		→ Provide the as-built documents and validation documents (including the validation and confirmation documents required for certification).	Y		Provide all validation documents.
		→ Necessary expenses for approval by the government supervising department.(if necessary, it shall be included in the bidding documents).	？		Normally there is no other cost, but the cost resulting from regional difference shall be borne by Party A.
3	Scope of Work of Party B
		→ Design and calculation, mainly including the design of pipeline layout as well as design of storage and distribution system of purified water.	Y		Refer to the attached schedule for designs
		→ Provide the data information and drawings relating to the disciplines of process, civil engineering, water supply & drainage, electization and instrument control, etc.	Y
		→ Packaging and transporting of materials used in the project.	Y
		→ Installation, inspection, testing and related debugging.	Y
		→ Related instructions and reviews on the taking over of public system.	Y
		→ All fittings, instruments and tools required for installation, inspection and debuging shall be provided by Party B.	Y
		→ Provide the completion documents and validation documents	Y
		→ Training on the operation, maintenance & repairing, and validation.	Y
		→ After-sales service	Y
4	Standards and Specifications to be based on
		a. Design, material, installation, inspection and testing shall be based the requirements of this project and shall also satisfy the standards of FDA, EU and China CGMP.	Y
		b. Automatic control system shall conform to GAMP5.	Y
		c. Related construction and acceptance specifications of pipeline works.	Y
		d. GMP Specification:.	Y
a) FDA - 21 CFR Part 210, 211
b) SFDA -Good Manufacturing Practices,1998 version and and new version to be released.
c) Current lastest GMP in EU
d) Related GMP Implementation Guidance
e) The latest version of Chinese pharmacopoeia, EU pharmacopoeia, and U.S. Pharmacopoeia.
f) ISPE，Volume 4，water and steam system，2005 version.
		g) The latest version of ASME BPE Standards.	N		The purified water system conforms to ISO Standard
		h) ISPE Pharmaceutical Engineering Guides for New and Renovated Facilities	Y
		i) V3 Sterile Manufacturing Facilities.	Y
		j) V6 Biopharmaceutical Manufacturing Facilities.	Y
Party B shall detail the standards and specifications to be based on in his tender documents.
5	GMP Requirements
		→ Conform to the requirements of current FDA, EU and China GMP	Y
		→ All water system pipeline shall be able to be completely discharged, cleaned and sterilized.	Y
		→ All materials contacting with the products, purified water pipeline and pipe fittings must be 316L stainless steel.	Y
		→ All materials, instruments and equipments shall conform to cGMP.	Y
		→ All water systems shall have suitable sampling points which shall be easy to control, monitor and record the system status.	Y
		→ The purified water system shall be free of water backflow, and deal area shall also be avoided.	Y
		→ DQ, IQ, OQ and PQ shall be provided.	Y
		→ Welders shall hold related qualification certificates applicable to corrsponding works.	Y
		→ Welding machine and instrument are within the valid calibration period.	Y
		→ The clean pipeline shall adopt the automatic track welding method as far as possible.	Y
6	Storage and Distribution System of Purified Water

Pipelines shall be installed through the welding connection method as far as possible to achieve the 3D standard, but welding seams shall be minimized and convenience of strilizing and operating shall also be taken into consideration. Installation of pipeline shall take account of simple and smooth connection for convenience of installation, maintenance and operation, and the requirements of safety and human environment shall also be taken into consideration.
			Y		All of them are less than 3D.

Intallation of pipellines shall be carried out strictly in accordance with the established and approved operation regulations (qualification confirmation of operators; cutting; welding connection; slope detection; endoscopy, ray detection; degrease; acid cleaning; passivation; pressurizing test, etc)
Y
		Sufficient support shall be made to the pipeline to avoid drooping or other deformations.	Y

Method of sterilization:superheated water (121ºC) sterilization or purified steam sterilization is suitable to this system, and the method of sterilization can be controlled and selected from the control system interface.
			N		PW system pasteurization

Sanitary type distribution pipeline must be of hydraulics design to ensure that the ryznar index is not less than 4000 or flow rate is not less than 1m/s when each point of use of water has the minimum flow rate.
			N		The standard value shall be 0.914m/s.
		The sampling point shall be equipped at least at the initial stage of distribution pipeline.	Y
		The fixed pipeline must be clearly indicated with the medium and flow direction in the pipeline.	Y
		The connection gasket shall be sandwich PTFE gasket.	Y
		a) Requirements of the purified water storage and distribution system.			Connect the equipment to each loading and sampling valve

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URS DEVIATION FORM

Project Name	Storage and Distribution System of Compressed Air and Process Gas
URS Document: User Requirements on the Storage and Distribution System of Purifyed Water
URS Document: User Requirements on the Distribution System of Purified Steam
URS Document: User Requirements on the Storage and Distribution System of Water for Injection
Tenderer	Shanghai Macroprocess Co., Ltd

Document No.	Name	Requirements	Compliance	Non-compliance	Remark and Deviation Description
Pipeline and Pipe Fittings
		316L stainless steel material, outer Ra<0.8µm, inner Ra<0.8µm, mechanical polishing, ISO 2037 standard (this standard shall be applicable to other parts unless otherwise specified).	N		Outer Ra<1.0µm
Storage Tank
		All parts of tan contacting with the clean medium shall adoopt the 316L stainless steel material;	Y
		The manhole shall adopt the sanitary type manhole, with matt finishing outer surface. Other interfaces are required to be free of dead area.	Y
		The tank shall have thermal insulation function, and the outer layer shall be 304 stainless steel material.	Y
		The inner surface of tank shall be mechanical polishing Ra<0.８μm, and outer surface Ra<0.8μm.	N		Outer surface Ra<1.0μm
		The spray ball in tank shall adopt the fixed type spray ball.	N		Rotary-type
		The applicable standards of tank shall be the same with those applicable to corresponding pipelines and pipe fittings.	Y
		Bursting discs shall be applied.	N		Non-pressure vessel is unnecessary
Heat Exchanger
		Adopt the straight way type double tube-sheet exchanger, free of dead area and with complete emptying function. Inner pipeline Ra<0.5μm. Integral material is 316L stainless steel.	Y
Sanitation Ball Valve

Adopt the GEMU sanitation ball valve, 316L material, and two-piece type diaphragm PTFE/EPDM; the material of diaphragm shall conform to the requirements of the latest version of U.S. Pharmacopoeia, with corresponding certifying documents to be provided; mechanical polishing of the surface contacting with medium Ra<0.8μm; quick clamp interface (welding connection shall be used as far as possible), and the interface size shall be matching with the pipeline system; gasket of clamp shall be PTFE material and shall also conform to the requirements of the latest version of U.S. Pharmacopoeia, with corresponding certifying documents to be provided. The outer surface shall be glass bead blasting treated. The pneumatic valve shall be equipped with the opening and closing indicator.
Y
Liquidometer

 Adopt the E+H electric capacity type liquidometer. The part contacting with the medium shall be 316L stainless steel or other materials conforming to requirements of the latest version of U.S. Pharmacopoeia, with corresponding certifying documents to be provided. The material system shall be Mettler weighing module, while the support shall use 304 stainless steel.
Y
Conductivity Meter
		Adopt the BURKERT or G+F. The precision shall not be less than 0.1µS/cm.	Y
Flowmeter
		Adopt the Vortex Flowmeter.	Y
Filter

All filters and inspirator shall be 0.22μ, for all of which the on-line bubble point tests shall be taken into consideration; purified steam shall be connected to the front and reat simutaneously in sterilization. Adopt the PALL or Millipore products.
			N		Electrical heating to avoid blocking in pasteurization; in-situ sterilization; providing positive pressure protection in discharge.
Sanitary Pump
		316L material, quick clamp interface (the interface size shall match with the pipeline system), mechanical polishing inner surface, Ra<0.8μm，with bottom discharge opening, sealing SiC/SiC。	Y
		Thermal Insulation	N		Purified water system does not have the thermal insulation
Stainless steel sheet or PV + rock wool (volume weight is more than 65kg/m3) shall be applied in water preparation room.
Iron sheet + rock wool (volume weight is more than 65kg/m3) shall be applied in the technical sanwich layer.
The clean room shall adopt the casng (pipe-in-pipe) form. The material of casing shall be 304 stainless steel, with outer surface Ra<0.8um.
Support Material

The possibly used support type materials include various specifications of movable support, stainless steel support, fixed plate, decorating plate, stainless steel square tube, angle bar, galvanized lead screw, and stainless steel screw bolt, etc; 304 stainless steel materials shall be applied in the clean area. Soft contact shall be made between the support and pipeline.
			N		Self-developed supports shall be adopted in the clean room
Welding Seam Detection

Sanitary pipeline of the whole system shall be connected through automatic welding as fas as possible, and manual welding connection (if necessary) shall be approved by Party A. X-ray fault detection and endoscopy shall be applied for all manual welding connections. X-ray fault detection shall be done for all welding samples of the automatic welding connection part while endoscopy shall be applied for 20% of other automatic welding spots. The inspected welding spots layout shall be approved by Party A.
Y
Degrease, Acid Cleaning, Passivation and Pressure Test

Degrease, acid cleaning and passivation treatment shall be applied for all pipes, and then test the effects. Pressure test shall be applied for all pipes, with the testing pressure at least 1.5 times of the working pressure, and if the working pressure is less than 4bar, the pressure of 6bar shall be applied for testing.
Y
Control Device

The control system for the distribution system of water for injection, purified water and steam generator shall be combined with the control system ofpreparation equipment to adopt one set of control system.Two workshops of the material system shall adopt separate set of contron system respectively. The control system shall adopt the SIMENS brand.
			N		Water system shall has one separate control system, but it can communicate with the equipment, and the equipment and system can be connected with the host computer.

Electric control cabinet includes:PLC (CPU, Input/Output Module), touch screen (colorful) and other control components; power supply, switch, push button, contactor, relay, frequency converter,  indicator light and other electric components; cabinet body, terminal strip, cable and trunking, control software, recording instrument (8 channels), DP communication module, and other necessary components and parts.
			N		Recording machine is not applied; data can be recorded and printed through computer.

The sterilzing process of purified water system shall be full automatic control, and the sterilizing time shall be included in the PLC time counting. Recording curve shall be made for the key parameters (such as the electrical conductivity, flow rate and temperature, etc).
Y
Sewerage, Funnel and Discharge
		Make the best use of non- immersive instrument, and if not available, it must be of sanitary design.	Y
		The connection part of plug-type instrument must be of sanitary clamp connection type.	Y
		Filling material in the instrument shall not be mixed into the products in ccase of occurring leakage of the instrument.	Y
Mark
		Each welding spot shall be marked.	Y
b) Construction Specification and Acceptance

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URS DEVIATION FORM

Project Name	Storage and Distribution System of Compressed Air and Process Gas
URS Document: User Requirements on the Storage and Distribution System of Purifyed Water
URS Document: User Requirements on the Distribution System of Purified Steam
URS Document: User Requirements on the Storage and Distribution System of Water for Injection
Tenderer	Shanghai Macroprocess Co., Ltd

Document No.	Name	Requirements	Compliance	Non-compliance	Remark and Deviation Description
		Party B shall describe the organization and implementation specifications and procedures as well as acceptance procedures and standards for various works in the bidding documents.	Y
7		Design
		Party B' work must enable the complete set system meet the requirements of current GMP specifications prevailing in China, EU and the United States and also pass corresponding GMP Certifications.			The original designed pipe diameter is wrong, and please refer to the drawings and calculation sheet for specific designs.
8		Control, Debugging and Validation of Purified Water Storage and Distribution System
		Control, debugging and validation of operating control, debugging and validation of purified water storage and distribution system shall be completed by Party B.	Y

In addition, supply, related documents and validation of instruments (including necessary pressure gauge and pressure transmitter, thermometer and temperature transmitter, flowmeter and flow transmitter, and conductivity meter, etc) and control devices (electric control cabinet including PLC, touch screen, recording instrument and other control components; and power supply, switch, push button, contactor, relay, frequency converter,  indicator light and other electric components) in the storage and distribution system of compressed air and process gas shall be completed by Party B.
Y
		The instruments shall be accurate and reliable and need to be calibrated, and the calibration shall be traceable.	Y
9		Traceability of Raw Materials, Spare Parts and Control System

For all raw materials, spare parts, equipments, electricity, instrument and control system, original data shall be reserved and all of these items shall be tested to establish files for them to ensure their traceability. Traceability Matrix (TM) documents shall be established for each aspect of project implementation.
Y
		Each spare part, equipment, electric and intrument part shall be equipped with metal tag (with corresponding location number) for convenience of identification and operating.	Y
10		Process Guarantee
		Party B' work shall be sure to meet this user requirement as well as requirements specified in the appendices in the following aspects (include but not limited to):	Y
ð Meet the requirements of GMP specifications in China, EU and the United States as well as various industry codes.
ð Quality of water in circulation pipeline, storage tank and point of use.
ð Quality of purified stram in distribution pipeline and point of use.
ð Flow rate, pressure and temperature at the outlet of point of use.
ð Flow rate and flow velocity of main circluation pipeline and distribution circulation pipeline in the water system.
ð Temperature of water circulating pipeline;
ð Functional testing of the distribution pipeline;
ð Functional testing of PLC and control system.
11		Quality Project Plan (QPP)	Y

In order to ensure compliance with the requirements of Party A, Party B shall implement the quality project plan and construction organization design at all stages of design, installation, testing, debugging and handing over, including the quality testing and control over the materials and spare parts supplied by partner-suppliers.

Party B shall submit its quality project plan to Party A for recognition and approval within two weeks from the effective date of contract.
Quality project plan shall include the non-destructive test, identification ad identification of raw materials, stage acceptance and final testing.
Party B shall clearly indicate which tests need eye-witness of the representatives of Party A. Party A shall also decide which testing items need to be witnessed by his representatives.

Party B shall issue test report and test certificate for each inspection and test (witnessed or not witnessed by the representatives of Party A), and these documents will be included in the final completion file package.

All design, procurement, installation, testing, debugging, and implementation of document system shall take consideration to meet the requirements of validation and certification.
a) Project Schedule Diagram

Party B must prepare and analyze the detailed schedule diagram (including the design, procurement, installation, testing, debugging and handing over, etc) through a reasonable manner, which will be favorable to:  ① quality control, ② determination of critical working procedure and stage, optimization of working procedure, and ③ frequent inspection of working progress.

12		Quality Guarantee and Responsibility	Y
→ The quality guarantee period of all goods supplied by Party B shall be at least one year (from the day of qualified final acceptance and debugging)
→ Party B shall guarantee the safety, reliability, normativity and reasonableness of the design, procurement, installation, testing and debugging and shall bear full responsibility for them.

→  Party B shall guarantee that all working contents and implementation must take account of the requirements and validation of Party B as well as related (China, EU and the United States) GMP Certification requirements.

13		Documents & Drawings	Y

Documents will an integral part of the scope of work of Party B, so Party B shall pay the liquidated damages if submittal of documents is delayed or the submitted documents are incomplete. In case of failing to submit the documents even if a part of them, it is also deemed that the contract is not performed completely, which will be unacceptable.

The goods and documents supplied by Party B must conform to the requirements of Party A and must also meet the requirements of current GMP Certification of China, the United States and EU.
a) Form of Documents
All documents and drawings shall clearly show the order number, work number, customer number and related drawing number, location number of equipment, pipe number, valve number and instrument number.

The documents and drawings must be submitted to Party A in accordance with the requirements of attached schedule for recognition and approval. Documents and drawings shall be submitted in the form of hardcopy and softcopy in accordance with the time specified in the attached schedule. The softcopy of drawings shall be CAD form.

The drawings shall adopt the metric unit.
Language: All documents, drawings, instructions and operation maintenance manuals, etc shall be prepared in simplified Chinese and English.
b) Document establishment / submittal time (progress) table.
14		After-sales Service and Training	Y
The after-sales service must be in time and detailed and also solve the problems completely.

During the quality guarantee period, Party B shall be responsible for repairing or replacement free of charge if the goods and working contents specified in the contract occur any problems within the scope of operating regulations; Party B shall provide lifelong repairing and maintenance in time after the quality guarantee period, and only material cost will be charged for the repairing work.

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URS DEVIATION FORM

Project Name	Storage and Distribution System of Compressed Air and Process Gas
URS Document: User Requirements on the Storage and Distribution System of Purifyed Water
URS Document: User Requirements on the Distribution System of Purified Steam
URS Document: User Requirements on the Storage and Distribution System of Water for Injection
Tenderer	Shanghai Macroprocess Co., Ltd

Document No.	Name	Requirements	Compliance	Non-compliance	Remark and Deviation Description

Party B shall provide training to the staff of Party A free of charge (including training in factory and installation site), and the training contents shall include the working principle, framework, flow process, operation, maintenance & repairing, calibration and resolving of faults, etc of the whole system.

Party B shall describe the method and manner of his technical commitment and after-sales service in his tendering documens.
15		Construction Period of the System	Y
Installation and construction of the system is approximately to be commenced on July 1, 2009 and completed on September 30, 2009.
16		Quotation
The quotation shall include all costs occurred within the scope of supply of the seller and the scope of work.
The quotation shall include the separate price for each time and total price.
The quotation of all equipments and main materials shall clearly show the main technical specification and manufacturer.
URS Document: User Requirements on the Storage and Distribution System of Water for Injection
2		Scope of Supply of Party B
		The goods and works supplied by Party B shall be completely in accordance with the user requirements and appendices as well as related standards and specifications.	Y

The scope of supply of Party B shall include the materials, auxiliary spare parts, auxiliary equipments, and all necessary materials and spare parts required to guarantee good performance of the whole project in accordace with this user requirement description.
Y
Scope of supply is as follows:

●  Supply and installation construction (including installation, welding connection, welding seam detection and treatment, pressurizing, degrease, acid cleaning and passivation, etc) of all installation materials (including pipeline, pipe fittings, water pump, storage tank, heat exchanger, valve, support, thermal insulation of pipeline and related auxiliary fittings, etc) used for the storage and distribution system of water for injection in this project.

● Provide the as-built documents and validation documents (including the validation and confirmation documents required for certification).
		● Necessary expenses for approval by the government supervising department.(if necessary, it shall be included in the bidding documents).	N		Normally there is no other cost, but the cost resulting from regional difference shall be borne by Party A.
3		Scope of Work of Party B
		● Design and calculation, mainly including the design of pipeline layout as well as design of storage and distribution system of water for injection.	Y		Calculation and and design have been made, and refer to the attached schedules for details.
		● Provide the data information and drawings relating to the disciplines of process, civil engineering, water supply & drainage, electization and instrument control, etc.	Y		It would be more reasonable to design the flow path and diameter of pipes in later period.
		● Packaging and transporting of materials used in the project.	Y
		● Installation, inspection, testing and related debugging.	Y
		● Related instructions and reviews on the taking over of public system.	Y
		● All fittings, instruments and tools required for installation, inspection and debuging shall be provided by Party B.	Y
		● Provide the completion documents and validation documents	Y
		● Training on the operation, maintenance & repairing, and validation.	Y
		● After-sales service	Y
4		Standards and Specifications to be based on
		● Design, material, installation, inspection and testing shall be based the requirements of this project and shall also satisfy the standards of FDA, EU and China CGMP.	Y
		● Automatic control system shall conform to GAMP5.	Y
		● Related construction and acceptance specifications of pipeline works.	Y
		● GMP Specification:	Y
■ FDA - 21 CFR Part 210, 211
■ SFDA -Good Manufacturing Practices,1998 version and and new version to be released.
■ Current lastest GMP in EU
■ Related GMP Implementation Guidance
■ The latest version of Chinese pharmacopoeia, EU pharmacopoeia, and U.S. Pharmacopoeia.
■ ISPE，Volume 4，water and steam system，2005 version.
■ The latest version of ASME BPE Standards.
■ ISPE Pharmaceutical Engineering Guides for New and Renovated Facilities
■ V3 Sterile Manufacturing Facilities.
■ V6 Biopharmaceutical Manufacturing Facilities.
Party B shall detail the standards and specifications to be based on in his tender documents.
5		GMP Requirements
		● Conform to the requirements of current FDA, EU and China GMP	Y
		● All water system pipeline shall be able to be completely discharged, cleaned and sterilized.	Y
		● All materials contacting with the products, purified water pipeline and pipe fittings must be 316L stainless steel.	Y
		● All materials, instruments and equipments shall conform to cGMP.	Y
		● All water systems shall have suitable sampling points which shall be easy to control, monitor and record the system status.	Y		Each point of equipment connection is equipped with sampling valve.
		● The water for injection system shall be free of water backflow, and deal area shall also be avoided.	Y
		● DQ, IQ, OQ and PQ shall be provided.	Y
		● Welders shall hold related qualification certificates applicable to corrsponding works.	Y
		● Welding machine and instrument are within the valid calibration period.	Y
		l● The clean pipeline shall adopt the automatic track welding method as far as possible.	Y

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URS DEVIATION FORM

Project Name	Storage and Distribution System of Compressed Air and Process Gas
URS Document: User Requirements on the Storage and Distribution System of Purifyed Water
URS Document: User Requirements on the Distribution System of Purified Steam
URS Document: User Requirements on the Storage and Distribution System of Water for Injection
Tenderer	Shanghai Macroprocess Co., Ltd

Document No.	Name	Requirements	Compliance	Non-compliance	Remark and Deviation Description
6	Storage and Distribution System of Water for Injection

Pipelines shall be installed through the welding connection method as far as possible to achieve the 3D standard, but welding seams shall be minimized and convenience of strilizing and operating shall also be taken into consideration. Installation of pipeline shall take account of simple and smooth connection for convenience of installation, maintenance and operation, and the requirements of safety and human environment shall also be taken into consideration.
Y

Intallation of pipellines shall be carried out strictly in accordance with the established and approved operation regulations (qualification confirmation of operators; cutting; welding connection; slope detection; endoscopy, ray detection; degrease; acid cleaning; passivation; pressurizing test, etc)
Y
		Sufficient support shall be made to the pipeline to avoid drooping or other deformations.	Y

Method of sterilization:superheated water (121ºC) sterilization or purified steam sterilization is suitable to this system, and the method of sterilization can be controlled and selected from the control system interface.
			Y		Superheated water

Sanitary type distribution pipeline must be of hydraulics design to ensure that the ryznar index is not less than 4000 or flow rate is not less than 1m/s when each point of use of water has the minimum flow rate.
			N		The flow velocity is more than 0.914m/s (standard calculation)
		The sampling point shall be equipped at least at the initial stage of distribution pipeline.	Y		Sampling shall be made for each point of equipment connection.
		The fixed pipeline must be clearly indicated with the medium and flow direction in the pipeline.	Y
The connection gasket shall be sandwich PTFE gasket.
a) Requirements of the storage and distribution system of water for injection.
Pipeline and Pipe Fittings of Water for Injection and Installation

316L stainless steel material, outer Ra<0.8µm, inner Ra<0.5µm, mechanical polishing + electro polishing, ASME BPE standard (this standard shall be applicable to other parts unless otherwise specified).
Y
		Storage Tank	Y
■ All parts of tank contacting with the clean medium shall adopt the 316L stainless steel material;
■ The manhole shall adopt the sanitary type manhole, with matt finishing outer surface. Other interfaces are required to be free of dead area.
■ The tank shall have thermal insulation function, and the outer layer shall be 304 stainless steel material.
■ The spray ball in storage tank shall adopt the fixed type spray ball.
■ The applicable standards of tank shall be the same with those applicable to corresponding pipelines and pipe fittings.
■ Bursting discs shall be applied.
■ Electro polishing inner face of storage tank Ra<0.５μm, outer surface Ra<0.8μm。
Heat Exchanger
		Adopt the straight way type double tube-sheet exchanger, free of dead area and with complete emptying function. Inner pipeline Ra<0.5μm. Integral material is 316L stainless steel.	Y
Sanitation Ball Valve

Adopt the GEMU sanitation ball valve, 316L material, and two-piece type diaphragm PTFE/EPDM; the material of diaphragm shall conform to the requirements of the latest version of U.S. Pharmacopoeia, with corresponding certifying documents to be provided; mechanical polishing of the surface contacting with medium Ra<0.5μm; quick clamp interface (welding connection shall be used as far as possible), and the interface size shall be matching with the pipeline system; gasket of clamp shall be PTFE material and shall also conform to the requirements of the latest version of U.S. Pharmacopoeia, with corresponding certifying documents to be provided. The outer surface shall be glass bead blasting treated. The pneumatic valve shall be equipped with the opening and closing indicator.
Y
Liquidometer

Adopt the E+H electric capacity type liquidometer. The part contacting with the medium shall be 316L stainless steel or other materials conforming to requirements of the latest version of U.S. Pharmacopoeia, with corresponding certifying documents to be provided. The material system shall be Mettler weighing module, while the support shall use 304 stainless steel.
Y
Conductivity Meter
		Adopt the E+H or Mettler type. The precision shall not be less than 0.1µS/cm.	Y
Flowmeter
		Adopt the Vortex Flowmeter.	Y
Filter

All filters and inspirators shall be 0.22μ, for all of which the on-line bubble point tests shall be taken into consideration; purified steam shall be connected to the front and reat simutaneously in sterilization. Adopt the PALL or Millipore products. The inspirator shall adopt electrical heating.
Y
TOC
		Installed at the water return end.	Y
Sanitary Pump
		316L material, quick clamp interface (the interface size shall match with the pipeline system), mechanical polishing inner surface, Ra<0.5μm，with bottom discharge opening, sealing SiC/SiC。	Y
Thermal Insulation
		Stainless steel sheet or PV + rock wool (volume weight is more than 65kg/m3) shall be applied in water preparation room.	Y
		Iron sheet + rock wool (volume weight is more than 65kg/m3) shall be applied in the technical sanwich layer	Y
		The clean room shall adopt the casng (pipe-in-pipe) form. The material of casing shall be 304 stainless steel, with outer surface Ra<0.8um.	N		Outer surface Ra<1.6um
Support Material

The possibly used support type materials include various specifications of movable support, stainless steel support, fixed plate, decorating plate, stainless steel square tube, angle bar, galvanized lead screw, and stainless steel screw bolt, etc; 304 stainless steel materials shall be applied in the clean area. Soft contact shall be made between the support and pipeline.
			N		Specially developed bakelite support shall be applied in the clean room.
Welding Seam Detection

Sanitary pipeline of the whole system shall be connected through automatic welding as fas as possible, and manual welding connection (if necessary) shall be approved by Party A. X-ray fault detection and endoscopy shall be applied for all manual welding connections. X-ray fault detection shall be done for all welding samples of the automatic welding connection part while endoscopy shall be applied for 20% of other automatic welding spots. The inspected welding spots layout shall be approved by Party A.
Y
Degrease, Acid Cleaning, Passivation and Pressure Test

Degrease, acid cleaning and passivation treatment shall be applied for all pipes, and then test the effects. Pressure test shall be applied for all pipes, with the testing pressure at least 1.5 times of the working pressure, and if the working pressure is less than 4bar, the pressure of 6bar shall be applied for testing.
Y

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URS DEVIATION FORM

Project Name	Storage and Distribution System of Compressed Air and Process Gas
URS Document: User Requirements on the Storage and Distribution System of Purifyed Water
URS Document: User Requirements on the Distribution System of Purified Steam
URS Document: User Requirements on the Storage and Distribution System of Water for Injection
Tenderer	Shanghai Macroprocess Co., Ltd

Document No.	Name	Requirements	Compliance	Non-compliance	Remark and Deviation Description
Control Device

The control system for the distribution system of water for injection, purified water and steam generator shall be combined with the control system ofpreparation equipment to adopt one set of control system.Two workshops of the material system shall adopt separate set of contron system respectively. The control system shall adopt the SIMENS brand.
			N		Water system shall has one separate control system, but it can communicate with the equipment, and the equipment and system can be connected with the host computer.

Electric control cabinet includes:PLC (CPU, Input/Output Module), touch screen (colorful) and other control components; power supply, switch, push button, contactor, relay, frequency converter,  indicator light and other electric components; cabinet body, terminal strip, cable and trunking, control software, recording instrument (8 channels), DP communication module, and other necessary components and parts.
			N		Recording machine is not applied; data can be recorded and printed through computer.

The sterilzing process of purified water system and water for injection distribution system shall be full automatic control, and the sterilizing time shall be included in the PLC time counting. Recording curve shall be made for the key parameters (such as the electrical conductivity, flow rate and temperature, etc).
Y
Sewerage, Funnel and Discharge
		Make the best use of non- immersive instrument, and if not available, it must be of sanitary design.	Y
		The connection part of plug-type instrument must be of sanitary clamp connection type.	Y
		Filling material in the instrument shall not be mixed into the products in ccase of occurring leakage of the instrument.	Y
Mark
		Each welding spot shall be marked.	Y
b) Construction Specification and Acceptance
		Party B shall describe the organization and implementation specifications and procedures as well as acceptance procedures and standards for various works in the bidding documents.	Y
7		Design
		Party B' work must enable the complete set system meet the requirements of current GMP specifications prevailing in China, EU and the United States and also pass corresponding GMP Certifications.	Y		Refer to the drawings for designs
8		Control, Debugging and Validation of the Storage and Distribution System of Water for Injection
		Control, debugging and validation of operating control, debugging and validation of purified water storage and distribution system shall be completed by Party B.	Y

In addition, supply, related documents and validation of instruments (including necessary pressure gauge and pressure transmitter, thermometer and temperature transmitter, flowmeter and flow transmitter, and conductivity meter, etc) and control devices (electric control cabinet including PLC, touch screen, recording instrument and other control components; and power supply, switch, push button, contactor, relay, frequency converter,  indicator light and other electric components) in the storage and distribution system of compressed air and process gas shall be completed by Party B.

The instruments shall be accurate and reliable and need to be calibrated, and the calibration shall be traceable.
9		Traceability of Raw Materials, Spare Parts and Control System	Y

For all raw materials, spare parts, equipments, electricity, instrument and control system, original data shall be reserved and all of these items shall be tested to establish files for them to ensure their traceability. Traceability Matrix (TM) documents shall be established for each aspect of project implementation.

Each spare part, equipment, electric and intrument part shall be equipped with metal tag (with corresponding location number) for convenience of identification and operating.
10		Process Guarantee	Y
Party B' work shall be sure to meet this user requirement as well as requirements specified in the appendices in the following aspects (include but not limited to):
● Meet the requirements of GMP specifications in China, EU and the United States as well as various industry codes.
● Quality of water in circulation pipeline, storage tank and point of use.
● Quality of purified steam in distribution pipeline and point of use.
● Flow rate, pressure and temperature at the outlet of point of use.
● Flow rate and flow velocity of main circluation pipeline and branch circulation pipeline in the water system.
● Temperature of water circulating pipeline;
● Functional testing of the distribution pipeline;
● Functional testing of PLC and control system.
11		Quality Project Plan (QPP)	Y

In order to ensure compliance with the requirements of Party A, Party B shall implement the quality project plan and construction organization design at all stages of design, installation, testing, debugging and handing over, including the quality testing and control over the materials and spare parts supplied by partner-suppliers.

Party B shall submit its quality project plan to Party A for recognition and approval within two weeks from the effective date of contract.
Quality project plan shall include the non-destructive test, identification ad identification of raw materials, stage acceptance and final testing.
Party B shall clearly indicate which tests need eye-witness of the representatives of Party A. Party A shall also decide which testing items need to be witnessed by his representatives.

Party B shall issue test report and test certificate for each inspection and test (witnessed or not witnessed by the representatives of Party A), and these documents will be included in the final completion file package.

All design, procurement, installation, testing, debugging, and implementation of document system shall take consideration to meet the requirements of validation and certification.
a) Project Schedule Diagram

Party B must prepare and analyze the detailed schedule diagram (including the design, procurement, installation, testing, debugging and handing over, etc) through a reasonable manner, which will be favorable to: ① quality control, ② determination of critical working procedure and stage, optimization of working procedure, and ③ frequent inspection of working progress.

12		Quality Guarantee and Responsibility	Y
● The quality guarantee period of all goods supplied by Party B shall be at least one year (from the day of qualified final acceptance and debugging)
● Party B shall guarantee the safety, reliability, normativity and reasonableness of the design, procurement, installation, testing and debugging and shall bear full responsibility for them.

●  Party B shall guarantee that all working contents and implementation must take account of the requirements and validation of Party B as well as related (China, EU and the United States) GMP Certification requirements.

13		Documents & Drawings	Y

Documents will an integral part of the scope of work of Party B, so Party B shall pay the liquidated damages if submittal of documents is delayed or the submitted documents are incomplete. In case of failing to submit the documents even if a part of them, it is also deemed that the contract is not performed completely, which will be unacceptable.

第6页/共9页

URS DEVIATION FORM

Project Name	Storage and Distribution System of Compressed Air and Process Gas
URS Document: User Requirements on the Storage and Distribution System of Purifyed Water
URS Document: User Requirements on the Distribution System of Purified Steam
URS Document: User Requirements on the Storage and Distribution System of Water for Injection
Tenderer	Shanghai Macroprocess Co., Ltd

Document No.	Name	Requirements	Compliance	Non-compliance	Remark and Deviation Description
The goods and documents supplied by Party B must conform to the requirements of Party A and must also meet the requirements of current GMP Certification of China, the United States and EU.
a) Form of Documents
All documents and drawings shall clearly show the order number, work number, customer number and related drawing number, location number of equipment, pipe number, valve number and instrument number.

The documents and drawings must be submitted to Party A in accordance with the requirements of attached schedule for recognition and approval. Documents and drawings shall be submitted in the form of hardcopy and softcopy in accordance with the time specified in the attached schedule. The softcopy of drawings shall be CAD form.

The drawings shall adopt the metric unit.
Language: All documents, drawings, instructions and operation maintenance manuals, etc shall be prepared in simplified Chinese and English.
b) Document establishment / submittal time (progress) table.
14		After-sales Service and Training	Y
The after-sales service must be in time and detailed and also solve the problems completely.

During the quality guarantee period, Party B shall be responsible for repairing or replacement free of charge if the goods and working contents specified in the contract occur any problems within the scope of operating regulations; Party B shall provide lifelong repairing and maintenance in time after the quality guarantee period, and only material cost will be charged for the repairing work.

Party B shall provide training to the staff of Party A free of charge (including training in factory and installation site), and the training contents shall include the working principle, framework, flow process, operation, maintenance & repairing, calibration and resolving of faults, etc of the whole system.

Party B shall describe the method and manner of his technical commitment and after-sales service in his tendering documens.
15		Construction Period of the System	Y
Installation and construction of the system is approximately to be commenced on July 1, 2009 and completed on September 30, 2009.
16		Quotation	Y
The quotation shall include all costs occurred within the scope of supply of the seller and the scope of work.
The quotation shall include the separate price for each time and total price.
The quotation of all equipments and main materials shall clearly show the main technical specification and manufacturer.
URS Document: User Requirements on the Purified Steam Storage and Distribution System
2		Scope of Supply of Party B	Y
The goods and works supplied by Party B shall be completely in accordance with the user requirements and appendices as well as related standards and specifications.

The scope of supply of Party B shall include the materials, auxiliary spare parts, auxiliary equipments, and all necessary materials and spare parts required to guarantee good performance of the whole project in accordace with this user requirement description.

Scope of supply is as follows:

→ Supply and installation construction (including installation, welding connection, welding seam detection and treatment, pressurizing, degrease, acid cleaning and passivation, etc) of all installation materials (including pipeline, pipe fittings, water pump, storage tank, heat exchanger, valve, support, thermal insulation of pipeline and related auxiliary fittings, etc) used for the purified steam storage and distribution system in this project.

→ Provide the as-built documents and validation documents (including the validation and confirmation documents required for certification).
→ Necessary expenses for approval by the government supervising department.(if necessary, it shall be included in the bidding documents).
3		Scope of Work of Party B	Y
→ Design and calculation, mainly including the design of pipeline layout as well as design of storage and distribution system of purified steam.
→ Provide the data information and drawings relating to the disciplines of process, civil engineering, water supply & drainage, electization and instrument control, etc.
→ Packaging and transporting of materials used in the project.
→ Installation, inspection, testing and related debugging.
→ Related instructions and reviews on the taking over of public system.
→ All fittings, instruments and tools required for installation, inspection and debuging shall be provided by Party B.
→ Provide the completion documents and validation documents
→ Training on the operation, maintenance & repairing, and validation.
→ After-sales service
4		Standards and Specifications to be based on	Y
a. Design, material, installation, inspection and testing shall be based the requirements of this project and shall also satisfy the standards of FDA, EU and China CGMP.
b. Automatic control system shall conform to GAMP5.
c. Related construction and acceptance specifications of pipeline works.
d. GMP Specification:
a) FDA - 21 CFR Part 210, 211
b) SFDA -Good Manufacturing Practices,1998 version and and new version to be released.
c) Current lastest GMP in EU
d) Related GMP Implementation Guidance
e) The latest version of Chinese pharmacopoeia, EU pharmacopoeia, and U.S. Pharmacopoeia.
f) ISPE，Volume 4，water and steam system，2005 version.
g) The latest version of ASME BPE Standards.
h) ISPE Pharmaceutical Engineering Guides for New and Renovated Facilities
i) V3 Sterile Manufacturing Facilities.
j) V6 Biopharmaceutical Manufacturing Facilities.
Party B shall detail the standards and specifications to be based on in his tender documents.

第7页/共9页

URS DEVIATION FORM

Project Name	Storage and Distribution System of Compressed Air and Process Gas
URS Document: User Requirements on the Storage and Distribution System of Purifyed Water
URS Document: User Requirements on the Distribution System of Purified Steam
URS Document: User Requirements on the Storage and Distribution System of Water for Injection
Tenderer	Shanghai Macroprocess Co., Ltd

Document No.	Name	Requirements	Compliance	Non-compliance	Remark and Deviation Description
5	GMP Requirements		Y
→ Conform to the requirements of current FDA, EU and China GMP
→ All purified steam system pipeline shall be able to be completely discharged, cleaned and sterilized.
→ All materials contacting with the products, purified steam pipeline and pipe fittings must be 316L stainless steel.
→ All materials, instruments and equipments shall conform to cGMP.
→ The system shall have suitable sampling points which shall be easy to control, monitor and record the system status.
→ The purified steam system shall be free of water backflow, and deal area shall also be avoided.
→ DQ, IQ, OQ and PQ shall be provided.
→ Welders shall hold related qualification certificates applicable to corrsponding works.
→ Welding machine and instrument are within the valid calibration period.
→ The clean pipeline shall adopt the automatic track welding method as far as possible.
6	Distribution System of Purified Steam

Pipelines shall be installed through the welding connection method as far as possible to achieve the 3D standard, but welding seams shall be minimized and convenience of strilizing and operating shall also be taken into consideration. Installation of pipeline shall take account of simple and smooth connection for convenience of installation, maintenance and operation, and the requirements of safety and human environment shall also be taken into consideration.
Y

Intallation of pipellines shall be carried out strictly in accordance with the established and approved operation regulations (qualification confirmation of operators; cutting; welding connection; slope detection; endoscopy, ray detection; degrease; acid cleaning; passivation; pressurizing test, etc).
Y
		Sufficient support shall be made to the pipeline to avoid drooping or other deformations.	Y
		The sampling point shall be equipped at least at the initial stage of distribution pipeline.	Y
		The fixed pipeline must be clearly indicated with the medium and flow direction in the pipeline.	Y
		The connection gasket shall be sandwich PTFE gasket.	Y
		The lowest point and end of the system shall be equipped with steam trap and condensed water drainage.	Y
a) Requirements of the purified steam distribution system.
Pipeline & Pipe Fittings and Installation
		316L stainless steel material, outer Ra<0.8µm, inner Ra<0.5µm, mechanical polishing, ASME BPE standard (this standard shall be applicable to other parts unless otherwise specified).	Y
Sanitation Ball Valve
		Adopt King Lai brand, 316L material, PTFE sealing material, mechanical polishing, inner surface Ra<0.5µm, outer Ra<0.8µm, quick clamp interface (interface size shall matched with the pipeline system).	Y
Thermal Insulation
		Stainless steel sheet or PV + rock wool (volume weight is more than 65kg/m3) shall be applied in water preparation room.	Y
		Iron sheet + rock wool (volume weight is more than 65kg/m3) shall be applied in the technical sanwich layer.	Y
		The clean room shall adopt the casng (pipe-in-pipe) form. The material of casing shall be 304 stainless steel, with outer surface Ra<0.8um.	N		Outer surface Ra<1.6um
Support Material

The possibly used support type materials include various specifications of movable support, stainless steel support, fixed plate, decorating plate, stainless steel square tube, angle bar, galvanized lead screw, and stainless steel screw bolt, etc; 304 stainless steel materials shall be applied in the clean area. Soft contact shall be made between the support and pipeline.
			N		Specially developed bakelite support (high temperature resistance) shall be applied in the clean room.
		Welding Seam Detection	Y

Sanitary pipeline of the whole system shall be connected through automatic welding as fas as possible, and manual welding connection (if necessary) shall be approved by Party A. X-ray fault detection and endoscopy shall be applied for all manual welding connections. X-ray fault detection shall be done for all welding samples of the automatic welding connection part while endoscopy shall be applied for 20% of other automatic welding spots. The inspected welding spots layout shall be approved by Party A.

		Degrease, Acid Cleaning, Passivation and Pressure Test	Y

Degrease, acid cleaning and passivation treatment shall be applied for all pipes, and then test the effects. Pressure test shall be applied for all pipes, with the testing pressure at least 1.5 times of the working pressure, and if the working pressure is less than 4bar, the pressure of 6bar shall be applied for testing.

Control Device

The control system for the distribution system of water for injection, purified water and steam generator shall be combined with the control system ofpreparation equipment to adopt one set of control system.Two workshops of the material system shall adopt separate set of contron system respectively. The control system shall adopt the SIMENS brand.
			N		Separate system, and data transmit and host computer control is available.

Electric control cabinet includes:PLC (CPU, Input/Output Module), touch screen (colorful) and other control components; power supply, switch, push button, contactor, relay, frequency converter,  indicator light and other electric components; cabinet body, terminal strip, cable and trunking, control software, recording instrument (8 channels), DP communication module, and other necessary components and parts.
			N		Record and print data through computer

The sterilzing process of purified water system and water for injection system shall be full automatic control, and the sterilizing time shall be included in the PLC time counting. Recording curve shall be made for the key parameters (such as the electrical conductivity, flow rate, temperature, TOC, etc).
Y
		Sewerage, Funnel and Discharge	Y
Make the best use of non- immersive instrument, and if not available, it must be of sanitary design.
The connection part of plug-type instrument must be of sanitary clamp connection type.
Filling material in the instrument shall not be mixed into the products in ccase of occurring leakage of the instrument.

		Mark	Y
Each welding spot shall be marked.
		b) Construction Specification and Acceptance	Y
Party B shall describe the organization and implementation specifications and procedures as well as acceptance procedures and standards for various works in the bidding documents.
7	Design		Y
Party B' work must enable the complete set system meet the requirements of current GMP specifications prevailing in China, EU and the United States and also pass corresponding GMP Certifications.
8	Control, Debugging and Validation of Storage and Distribution of Purified Steam System		Y
Control, debugging and validation of operating control, debugging and validation of purified steam distribution system shall be completed by Party B.

第8页/共9页

URS DEVIATION FORM

Project Name	Storage and Distribution System of Compressed Air and Process Gas
URS Document: User Requirements on the Storage and Distribution System of Purifyed Water
URS Document: User Requirements on the Distribution System of Purified Steam
URS Document: User Requirements on the Storage and Distribution System of Water for Injection
Tenderer	Shanghai Macroprocess Co., Ltd

Document No.	Name	Requirements	Compliance	Non-compliance	Remark and Deviation Description

In addition, supply, related documents and validation of instruments (including necessary pressure gauge and pressure transmitter, thermometer and temperature transmitter, etc) and control devices (electric control cabinet including PLC, touch screen, recording instrument and other control components; and power supply, switch, push button, contactor, relay, frequency converter,  indicator light and other electric components) in the purified steam distribution system shall be completed by Party B.

The instruments shall be accurate and reliable and need to be calibrated, and the calibration shall be traceable.
9		Traceability of Raw Materials, Spare Parts and Control System	Y

For all raw materials, spare parts, equipments, electricity, instrument and control system, original data shall be reserved and all of these items shall be tested to establish files for them to ensure their traceability. Traceability Matrix (TM) documents shall be established for each aspect of project implementation.

Each spare part, equipment, electric and intrument part shall be equipped with metal tag (with corresponding location number) for convenience of identification and operating.
10		Process Guarantee	Y
Party B' work shall be sure to meet this user requirement as well as requirements specified in the appendices in the following aspects (include but not limited to):
→ Meet the requirements of GMP specifications in China, EU and the United States as well as various industry codes.
→ Quality of purified steam in distribution pipeline and point of use.
→ Flow rate, pressure and temperature at the outlet of point of use.
→ Functional testing of the distribution pipeline;
→ Functional testing of PLC and control system.
11		Quality Project Plan (QPP)	Y

In order to ensure compliance with the requirements of Party A, Party B shall implement the quality project plan and construction organization design at all stages of design, installation, testing, debugging and handing over, including the quality testing and control over the materials and spare parts supplied by partner-suppliers.

Party B shall submit its quality project plan to Party A for recognition and approval within two weeks from the effective date of contract.
Quality project plan shall include the non-destructive test, identification ad identification of raw materials, stage acceptance and final testing.
Party B shall clearly indicate which tests need eye-witness of the representatives of Party A. Party A shall also decide which testing items need to be witnessed by his representatives.

Party B shall issue test report and test certificate for each inspection and test (witnessed or not witnessed by the representatives of Party A), and these documents will be included in the final completion file package.

All design, procurement, installation, testing, debugging, and implementation of document system shall take into consideration to meet the requirements of validation and certification.
a) Project Schedule Diagram

Party B must prepare and analyze the detailed schedule diagram (including the design, procurement, installation, testing, debugging and handing over, etc) through a reasonable manner, which will be favorable to: ① quality control, ② determination of critical working procedure and stage, optimization of working procedure, and ③ frequent inspection of working progress.

12		Quality Guarantee and Responsibility	Y
→ The quality guarantee period of all goods supplied by Party B shall be at least one year (from the day of qualified final acceptance and debugging)
→ Party B shall guarantee the safety, reliability, normativity and reasonableness of the design, procurement, installation, testing and debugging and shall bear full responsibility for them.

→  Party B shall guarantee that all working contents and implementation must take account of the requirements and validation of Party B as well as related (China, EU and the United States) GMP Certification requirements.

13		Documents & Drawings	Y

Documents will an integral part of the scope of work of Party B, so Party B shall pay the liquidated damages if submittal of documents is delayed or the submitted documents are incomplete. In case of failing to submit the documents even if a part of them, it is also deemed that the contract is not performed completely, which will be unacceptable.

The goods and documents supplied by Party B must conform to the requirements of Party A and must also meet the requirements of current GMP Certification of China, the United States and EU.
a) Form of Documents
All documents and drawings shall clearly show the order number, work number, customer number and related drawing number, location number of equipment, pipe number, valve number and instrument number.

The documents and drawings must be submitted to Party A in accordance with the requirements of attached schedule for recognition and approval. Documents and drawings shall be submitted in the form of hardcopy and softcopy in accordance with the time specified in the attached schedule. The softcopy of drawings shall be CAD form.

The drawings shall adopt the metric unit.
Language: All documents, drawings, instructions and operation maintenance manuals, etc shall be prepared in simplified Chinese and English.
Document establishment / submittal time (progress) table.
14		After-sales Service and Training
The after-sales service must be in time and detailed and also solve the problems completely.

During the quality guarantee period, Party B shall be responsible for repairing or replacement free of charge if the goods and working contents specified in the contract occur any problems within the scope of operating regulations; Party B shall provide lifelong repairing and maintenance in time after the quality guarantee period, and only material cost will be charged for the repairing work.

Party B shall provide training to the staff of Party A free of charge (including training in factory and installation site), and the training contents shall include the working principle, framework, flow process, operation, maintenance & repairing, calibration and resolving of faults, etc of the whole system.

Party B shall describe the method and manner of his technical commitment and after-sales service in his tendering documens.
15		Construction Period of the System
Installation and construction of the system is approximately to be commenced on July 1, 2009 and completed on September 30, 2009.
16		Quotation
The quotation shall include all costs occurred within the scope of supply of the seller and the scope of work.
The quotation shall include the separate price for each time and total price.
The quotation of all equipments and main materials shall clearly show the main technical specification and manufacturer.

第9页/共9页

URS DEVIATION FORM

Project Name	Storage and Distribution System of Compressed Air and Process Gas
Reference	URS Document: User Requirements on the Storage and Distribution System of Compressed Air and Process Gas
Tenderer	Shanghai Macroprocess Co., Ltd

Document No.	Name	Requirements	Compliance	Non-compliance	Remark and Deviation Description
URS Document:User Requirements on the Storage and Distribution System of Compressed Air and Process Gas
3		Scope of Work of Party B
● Design and calculation, mainly including the design of pipeline layout as well as design of storage and distribution system of compressed air and process gas.
● Provide the data information and drawings relating to the disciplines of process, civil engineering, water supply & drainage, electization and instrument control, etc.
● Packaging and transporting of materials used in the project.
● Installation, inspection, testing and related debugging.
● Related instructions and reviews on the taking over of public system.
● All fittings, instruments and tools required for installation, inspection and debuging shall be provided by Party B.
● Provide the completion documents and validation documents
● Training on the operation, maintenance & repairing, and validation.
● After-sales service
4		Standards and Specifications to be based on	Y
● Design, material, installation, inspection and testing shall be based the requirements of this project and shall also satisfy the standards of FDA, EU and China CGMP.
● Automatic control system shall conform to GAMP5.
● Related construction and acceptance specifications of pipeline works.
● GMP Specification.
■ FDA - 21 CFR Part 210, 211
■ SFDA -Good Manufacturing Practices,1998 version and and new version to be released.
■ Current lastest GMP in EU
■ Related GMP Implementation Guidance
■ The latest version of Chinese pharmacopoeia, EU pharmacopoeia, and U.S. Pharmacopoeia.
■ The latest version of ASME BPE Standards.
■ ISPE Pharmaceutical Engineering Guides for New and Renovated Facilities
■ V3 Sterile Manufacturing Facilities.
■ V6 Biopharmaceutical Manufacturing Facilities.
5		GMP Requirements	Y
● Conform to the requirements of current FDA, EU and China GMP
● All materials, instruments and equipments shall conform to cGMP.
● DQ, IQ, OQ and PQ shall be provided.
● Welders shall hold related qualification certificates applicable to corrsponding works.
● Welding machine and instrument are within the valid calibration period.
● Pipeline shall adopt the automatic track welding method as far as possible.
6		Storage and Distribution System of Compressed Air and Process Gas
a) Requirements of Storage and Distribution System of Compressed Air and Process Gas
		Material of Pipeline and Pipe Fittings	N		316L material for those lower than DN19
		304 stainless steel materials, outer Ra<0.8µm, inner Ra<0.8µm, mechanical polishing, ISO 2037 Standard (the following contents shall also adopt this standard, unless otherwise specified)	N		ISPO standard outer Ra<1.0µm
		Air Holder	Y
304 stainless steel material, outer Ra<0.8µm, inner Ra<0.8µm
		Sanitation Ball Valve	Y
Fluid media: compressed air and process gas. Adopt King Lai brand, 304 material, sealings material PTFE, mechanical polishing, inner surface Ra<0.8µm, outer Ra<0.8µm .
Support Material

The possibly used support type materials include various specifications of movable support, stainless steel support, fixed plate, decorating plate, stainless steel square tube, angle bar, galvanized lead screw, and stainless steel screw bolt, etc; 304 stainless steel materials shall be applied in the clean area. Soft contact shall be made between the support and pipeline.
			N		Adopt the specially designed bakelite support
Welding Seam Detection

Pipeline of the whole system shall be connected through automatic welding as fas as possible, and manual welding connection (if necessary) shall be approved by Party A. X-ray fault detection and endoscopy shall be applied for all manual welding connections. X-ray fault detection shall be done for all welding samples of the automatic welding connection part while endoscopy shall be applied for 20% of other automatic welding spots. The inspected welding spots layout shall be approved by Party A.
Y
		Degrease, Acid Cleaning, Passivation and Pressure Test	Y
Degrease, acid cleaning and passivation treatment as well as pressure test shall be applied for all pipes.
Control Device
		Compressed air and process gas system shall adopt one set of control system. The control system shall adopt the SIMENS brand.	Y

Electric control cabinet includes:PLC (CPU, Input/Output Module), touch screen (colorful) and other control components; power supply, switch, push button, contactor, relay, frequency converter,  indicator light and other electric components; cabinet body, terminal strip, cable and trunking, control software, recording instrument (8 channels), DP communication module, and other necessary components and parts.

		Mark	Y
Each welding spot shall be marked.
b) Construction Specification and Acceptance
Party B shall describe the organization and implementation specifications and procedures as well as acceptance procedures and standards for various works in the bidding documents.
7		Design
		Party B' work must enable the complete set system meet the requirements of current GMP specifications prevailing in China, EU and the United States and also pass corresponding GMP Certifications.	N		Wide differences were found in the scope of design requirements after communication, so the design is being revised.
8		Control, Debugging and Validation	Y
Operating control, debugging and validation of the storage and distribution system of compressed air and process gas shall be completed by Party B.

In addition, supply, related documents and validation of instruments (including necessary pressure gauge and pressure transmitter, thermometer and temperature transmitter, flowmeter and flow transmitter, and conductivity meter, etc) and control devices (electric control cabinet including PLC, touch screen, recording instrument and other control components; and power supply, switch, push button, contactor, relay, frequency converter,  indicator light and other electric components) in the storage and distribution system of compressed air and process gas shall be completed by Party B.

The instruments shall be accurate and reliable and need to be calibrated, and the calibration shall be traceable.

第1页/共2页

URS DEVIATION FORM

Project Name	Storage and Distribution System of Compressed Air and Process Gas
Reference	URS Document: User Requirements on the Storage and Distribution System of Compressed Air and Process Gas
Tenderer	Shanghai Macroprocess Co., Ltd

Document No.	Name	Requirements	Compliance	Non-compliance	Remark and Deviation Description
9		Traceability of Raw Materials, Spare Parts and Control System	Y

For all raw materials, spare parts, equipments, electricity, instrument and control system, original data shall be reserved and all of these items shall be tested to establish files for them to ensure their traceability. Traceability Matrix (TM) documents shall be established for each aspect of project implementation.

Each spare part, equipment, electric and intrument part shall be equipped with metal tag (with corresponding location number) for convenience of identification and operating.
10		Process Guarantee	Y
ð Meet the requirements of GMP specifications in China, EU and the United States as well as various industry codes.
ð Flow rate and pressure at the outlet of air holder and points of use of gas.
ð Functional testing of PLC and control system.
11		Quality Project Plan (QPP)	Y

In order to ensure compliance with the requirements of Party A, Party B shall implement the quality project plan and construction organization design at all stages of design, installation, testing, debugging and handing over, including the quality testing and control over the materials and spare parts supplied by partner-suppliers.

Party B shall submit its quality project plan to Party A for recognition and approval within two weeks from the effective date of contract.
Quality project plan shall include the non-destructive test, identification ad identification of raw materials, stage acceptance and final testing.
Party B shall clearly indicate which tests need eye-witness of the representatives of Party A. Party A shall also decide which testing items need to be witnessed by his representatives.

Party B shall issue test report and test certificate for each inspection and test (witnessed or not witnessed by the representatives of Party A), and these documents will be included in the final completion file package.

All design, procurement, installation, testing, debugging, and implementation of document system shall take consideration to meet the requirements of validation and certification.
a) Project Schedule Diagram

Party B must prepare and analyze the detailed schedule diagram (including the design, procurement, installation, testing, debugging and handing over, etc) through a reasonable manner, which will be favorable to: ① quality control, ② determination of critical working procedure and stage, optimization of working procedure, and ③ frequent inspection of working progress.

12		Quality Guarantee and Responsibility	Y
● The quality guarantee period of all goods supplied by Party B shall be at least one year (from the day of qualified final acceptance and debugging)
● Party B shall guarantee the safety, reliability, normativity and reasonableness of the design, procurement, installation, testing and debugging and shall bear full responsibility for them.

●  Party B shall guarantee that all working contents and implementation must take account of the requirements and validation of Party B as well as related (China, EU and the United States) GMP Certification requirements.

13		Documents & Drawings	Y

Documents will an integral part of the scope of work of Party B, so Party B shall pay the liquidated damages if submittal of documents is delayed or the submitted documents are incomplete. In case of failing to submit the documents even if a part of them, it is also deemed that the contract is not performed completely, which will be unacceptable.

The goods and documents supplied by Party B must conform to the requirements of Party A and must also meet the requirements of current GMP Certification of China, the United States and EU.
a) Form of Documents
All documents and drawings shall clearly show the order number, work number, customer number and related drawing number, location number of equipment, pipe number, valve number and instrument number.

The documents and drawings must be submitted to Party A in accordance with the requirements of attached schedule for recognition and approval. Documents and drawings shall be submitted in the form of hardcopy and softcopy in accordance with the time specified in the attached schedule. The softcopy of drawings shall be CAD form.

The drawings shall adopt the metric unit.
Language: All documents, drawings, instructions and operation maintenance manuals, etc shall be prepared in simplified Chinese and English.
b) Document establishment / submittal time (progress) table.
14		After-sales Service and Training	Y
The after-sales service must be in time and detailed and also solve the problems completely.

During the quality guarantee period, Party B shall be responsible for repairing or replacement free of charge if the goods and working contents specified in the contract occur any problems within the scope of operating regulations; Party B shall provide lifelong repairing and maintenance in time after the quality guarantee period, and only material cost will be charged for the repairing work.

Party B shall provide training to the staff of Party A free of charge (including training in factory and installation site), and the training contents shall include the working principle, framework, flow process, operation, maintenance & repairing, calibration and resolving of faults, etc of the whole system.

Party B shall describe the method and manner of his technical commitment and after-sales service in his tendering documens.

15		Construction Period of the System	Y
Installation and construction of the system is approximately to be commenced on July 1, 2009 and completed on August 30, 2009.
16		Quotation	Y
The quotation shall include all costs occurred within the scope of supply of the seller and the scope of work.
The quotation shall include the separate price for each time and total price.
The quotation of all equipments and main materials shall clearly show the main technical specification and manufacturer.

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